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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934







        Date of Report (Date of earliest event reported): August 17, 1999



                      COMMODORE APPLIED TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





    Delaware                    1-11871                      11-3312952
-----------------            --------------           -----------------------
 (State or other              (Commission                 (I.R.S. Employer
  jurisdiction                File Number)              Identification No.)
of incorporation)




                        150 East 58th Street, Suite 3400
                             New York, New York 10155
                    ----------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (212) 308-5800



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                          CURRENT REPORT ON FORM 8-K/A
                      COMMODORE APPLIED TECHNOLOGIES, INC.
                                 AUGUST 17, 1999

This Amendment No. 1 amends Item 4 and Exhibit 16 of the Current Report on Form 8-K dated August 17, 1999 (the "Current Report"), of Commodore Applied Technologies, Inc. ("Applied"), a Delaware corporation, filed with the Securities and Exchange Commission on August 23, 1999, relating to Applied's termination of its former auditors, PricewaterhouseCoopers, LLP ("PwC"), to include the information set forth below:

Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               (a)(1)(i) The Registrant terminated its former auditors, PricewaterhouseCoopers, LLP ("PwC"), on August 17, 1999.

                    (ii) During the Registrant's past two fiscal years, PwC's report on the Registrant's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC's auditors report on the Registrant's consolidated financial statements for the year ended December 31, 1998 contained an explanatory paragraph relating to the Registrant continuing as a going concern due to the Registrant's recurring losses from operations and net cash outflows from operations.

                   (iii) The decision to terminate its relationship with PwC was approved by the Board of Directors of the Registrant.

                    (iv) In connections with its audits for the past two fiscal years and through August 17, 1999, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

               (a)(2) Pursuant to action approved by the Registrant's Board of Directors, the Registrant retained Tanner+Co. ("Tanner") as its auditors as of August 17, 1999.

               (a)(3) The Registrant provided PwC with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith PwC's response to those disclosures pursuant to Item 304(a)(3) of Regulation S-K.

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                                                                  Exhibit No. 16

August 23, 1999

Securities and Exchange Commission 450 5th Street, N.W.
Washington, DC  20549

Commissioners:

We have read the statements made by Commodore Applied Technologies, Inc. (copy attached), which will be filed with the Commission, pursuant to Item 4 of From 8-K, as part of the Company's Form 8-K to be filed on or about August 23, 1999. We agree with the statements concerning our Firm in such Form 8-K, except we have no basis for commenting on the statement made in Item 4 (a)(1)(iii).

Very truly yours,

Pricewaterhouse Coopers LLP
Philadelphia, Pennsylvania

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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


                                            By: /s/ William E. Ingram
                                               ---------------------------------
                                                William E. Ingram
                                                Vice President and Controller



Date: September 1, 1999

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